UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 15, 2006

Piedmont Natural Gas Company, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4720 Piedmont Row Drive, Charlotte, North Carolina		28210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	704-364-3120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On December 15, 2006, the registrant issued a press release to report financial results for the fourth quarter and year ended October 31, 2006. A copy of the press release is attached as exhibit 99.1 to this Form 8-K.

Item 8.01 Other Events.

On December 15, 2006, the registrant issued a press release to report the declaration of a cash dividend on common stock of 24 cents per share payable January 12, 2007, to holders of record on December 21, 2006. A copy of the press release reporting this declaration is attached as exhibit 99.1 to this Form 8-K.

Also on December 15, 2006, the registrant’s Board of Directors set March 7, 2007, as the date of the 2007 Annual Meeting of Shareholders and set a record date of January 16, 2007, for the meeting.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release issued December 15, 2006 - Piedmont Natural Gas Reports Fiscal Year 2006 Results

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc.

December 19, 2006	By:	Jane R. Lewis-Raymond

Name: Jane R. Lewis-Raymond
Title: Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued December 15, 2006 - Piedmont Natural Gas Reports Fiscal Year 2006 Results